Interest expense (Tables)	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Summary of Interest Expense

$ million
	2023	2022	2021
Interest incurred and similar charges	2,669	1,971	2,086
Interest expense related to leases	1,772	1,724	1,987
Less: interest capitalised	(532)	(950)	(917)
Other net losses/(gains) on fair value and cash flow hedges of debt	45	(71)	1
Accretion expense	719	507	450
Total	4,673	3,181	3,607